JACKSON®
NATIONAL LIFE INSURANCE COMPANY
OF NEW YORK

FIXED AND VARIABLE
ANNUITY APPLICATION (05/10)
Perspective II
(VA350NY)
Perspective L Series (VA210NY)
Home Office: Purchase, NY 10577
Perspective Advisors II
(VA440NY)
www.jackson.com
First Class Mail: P.O. Box 30313
Customer Care: 800-599-5651
Lansing, MI 48909-7813
Bank or Financial Institution Customer Care: 888-464-7779
Fax: 888-576-8383
Overnight Mail:
1 Corporate Way
Hours: 8:00 a.m. to 8:00 p.m. ET
Lansing, MI 48951
Email: contactus@jackson.com
Broker/Dealer or External Account No. (if applicable)
PLEASE PRINT
Primary Owner
If Owner
(and/or Joint
Type of Ownership:
Individual/Joint
Trust
Custodian
Corporation/Pension Plan
Owner) is not a
U.S. Citizen
Social Security Number
or
Tax I.D. Number
Sex
Male
Female
and/or a U.S.
Resident, Form
U.S. Citizen
Yes
No
W-9 or Form
W-8BEN (as
First Name
Middle Name
Last Name
applicable) is
required with
application.
Non-Natural Owner/Entity Name (if applicable)
If Owner is a
Trust, Trustee
Certification
form N5335 or
Date of Birth
(mm/dd/yyyy)
Telephone Number(including area code)
Email Address
trust
documents are
/
/
(
)
required with
application.
Physical Address Line 1 (No P.O. Boxes)
Line 2
It is required
for Good
Order that
City
State
ZIP Code
you provide a
physical
address.
Mailing Address Line 1
Line 2
Only include
mailing
address if
different from
City
State
ZIP Code
physical
address.
Joint Owner
First Name
Middle Name
Last Name
Proceeds will
be distributed
in accordance
Social Security Number
Date of Birth (mm/dd/yyyy)
Sex
U.S. Citizen
with the
Male Female
Yes
No
Contract on
/
/
the first death
of either
Email Address
Relationship to Owner
Telephone Number (including area code)
Owner.
Spouse
(
)
Other__________________
Physical Address Line 1 (No P.O. Boxes)
Line 2
City
State
ZIP Code
NVDA 123

NV3573 05/10

LONG-TERM SMART
Primary Annuitant
Same as Owner
Sex Male
Female
U.S. Citizen Yes
No
Complete this
First Name
Middle Name
Last Name
section if
different from
Owner.
Social Security Number
Date of Birth (mm/dd/yyyy)
Telephone No. (including area code)
Relationship to Owner
Spouse
/
/
(
)
Other__________________
Physical Address Line 1 (No P.O. Boxes)
Line 2
City
State
ZIP Code
Joint/Contingent Annuitant
Joint Annuitant OR
Contingent Annuitant
Sex Male
Female
U.S. Citizen Yes
No
Complete this
Same as Joint Owner
section if
First Name
Middle Name
Last Name
different from
Joint Owner.
Contingent
Social Security Number
Date of Birth (mm/dd/yyyy)
Telephone No. (including area code)
Relationship to Owner
Annuitant
Spouse
must be
/
/
(
)
Other__________________
Annuitant's
spouse.
Physical Address Line 1 (No P.O. Boxes)
 Line 2
Available only on a Qualified plan custodial
City
State
 ZIP Code
account when electing a Joint GMWB.
Beneficiary(ies)
It is required for
Primary
%
Percentage of Death Benefit
Good Order
that the Death
Individual Name (First, Middle, Last) or Non-Natural Entity Name
Benefit
Percentage be
whole numbers
and must total
Social Security/Tax I.D. Number Date of Birth
(mm/dd/yyyy)
Relationship to Owner
100% for each
Spouse
/
/
beneficiary
Other__________________
type.
Primary
Contingent
%
Percentage of Death Benefit
Individual Name (First, Middle, Last) or Non-Natural Entity Name
Social Security/Tax I.D. Number Date of Birth
(mm/dd/yyyy)
Relationship to Owner
For additional
beneficiaries,
/
/
please attach a
separate sheet,
signed and
Primary
Contingent
%
Percentage of Death Benefit
dated by the
Owner, which
Individual Name (First, Middle, Last) or Non-Natural Entity Name
includes names,
percentages,
and other
Social Security/Tax I.D. Number Date of Birth
(mm/dd/yyyy)
Relationship to Owner
required
information.
/
/
NVDA 123

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LONG-TERM SMART
Make all
Premium Payment
checks
payable to
Select method of payment
Jackson
Check
$___________________________
Wire
$___________________________
National Life
Insurance
External Transfer
$___________________
Internal Transfer
$___________________
Company of
New York .
Annuity Type
IRA:
Qualified Plan:
SEP/IRA
(408(k)):
Jackson of NY
IRA - Traditional*
401(k) Qualified Savings Plan
SARSEP
will issue
Stretch IRA
Cash Balance-Defined Benefit
SEP
Annuity Type
Roth IRA:
Cash Balance-Defined Contribution
ORP:
per the bold
Roth Conversion
HR-10 (Keogh) Plan
headings.
ORP
Roth IRA*
Money Purchase
Texas ORP
*Tax Contribution Years and Amounts:
Profit Sharing Plan
Charitable Remainder Trust:
Year:________ $___________
Roth 401(k)
Charitable Remainder
Year:________ $___________
Target Benefit Plan
Annuity Trust
Charitable Remainder
Non-Qualified Plan:
TSA Plan:
Unitrust
Deferred Compensation
403(b) TSA
Non-Tax Qualified
Statement Regarding Replacement of Existing Policies or Annuity Contracts
It is required
Are you replacing an existing life insurance policy or annuity contract?
for Good Order
No
Yes
that this entire
Jackson of NY pre-assigned Contract number: _________________________________
section be
completed.
If "Yes" please complete the following company information. Please complete all
If replacing,
necessary forms as required by New York Regulation 60.
please provide
Company name
Contract number
Anticipated amount
the Jackson of
NY pre-
$
assigned
Contract
number.
$
$
Transfer Information
Non-Qualified Plan Types:
IRC 1035 Exchange
Non-1035 Exchange
For transfers,
it is required
All Other Plan Types:
Direct Transfer
Direct Rollover
Non-Direct Rollover
for Good
Order that this
Please check the appropriate box(es) under the "Transfer Type" and "Client Initiated" headings. If you have already, entire section
or plan to submit a transfer request to the surrendering institution, please select "Yes" under "Client Initiated."
be completed.
Jackson of NY will only request the funds if this section is left blank or checked "No."
Transfer
Client
Anticipated date
Anticipated
Type
Initiated
Company releasing funds
Account number
of receipt
transfer amount
Full
Yes
/
/
$
Partial
No
Full
Yes
/
/
$
Partial
No
Full
Yes
/
/
$
Partial
No
Annuitization/Income Date
Specify Income Date (mm/dd/yyyy)
If an Income Date is not specified, the Company will default
/
/
to the Latest Income Date as shown in the Contract.
NVDA 123

NV3573 05/10

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1
2
3
4
5
6
7

LONG-TERM SMART
Annuity Product Selection
It is required
for Good
Perspective II Fixed and Variable Annuity
(VA350NY)
Order that
Perspective L Series Fixed and Variable Annuity (VA210NY)
you select
one product.
Perspective Advisors II Fixed and Variable Annuity(VA440NY)
If no Optional
Optional Death Benefits Once selected, optional death benefits cannot be changed.
Death Benefit
is selected
May not be selected in combination with LifeGuard Freedom 6 DB.
your
Highest Anniversary Value Death Benefit
(Ages 0-79)
beneficiary(ies)
will receive the
standard
Other Optional Benefits Once selected, optional benefits cannot be changed.
death benefit.
Please see the
Age limitations apply based on the age of the Owner(s) or Covered Lives.
prospectus for
5,6
details.
Guaranteed Living Benefit Options
Contract Enhancement Options
(May select only one GMWB)
(May select only one)
(Ages 0-87)
Optional
Death Benefit
GMWB For Life
4% of first-year premium
(Not available on Advisors II)
and Other
(For Life Guaranteed Minimum Withdrawal Benefits)
3% of first-year premium
(Not available on Advisors II)
Optional
Benefits:
LifeGuard Freedom 6
(Ages 45-80)
2% of first-year premium
Additional
For Life GMWB with Bonus & Annual Step-Up
charges will
1
apply. Please
LifeGuard Freedom 6 DB
(Ages 45-75)
Withdrawal Options
see the
For Life GMWB with Bonus, Annual Step Up & Death Benefit
(Withdrawal Options not available on Advisors II or L Series)
prospectus
7
for details.
2,3,4
20% Additional Withdrawal Benefit
(Ages 0-90)
LifeGuard Freedom 6 w/ Joint Option
(Ages 45-80)
Joint For Life GMWB with Bonus & Annual Step-Up
5-Year Withdrawal Charge Schedule
(Ages 0-85)
LifeGuard Freedom 6 Net
(Ages 45-80)
For Life GMWB with Bonus, Annual Step-Up, &
Earnings-Sensitive Withdrawal Amount
2,3,4
LifeGuard Freedom 6 Net w/ Joint Option
(Ages 45-80)
Joint For Life GMWB with Bonus, Annual Step-Up, &
Earnings-Sensitive Withdrawal Amount
GMWB
(Guaranteed Minimum Withdrawal Benefits)
SafeGuard Max
(Ages 0-85)
GMWB with 5-Year Step-Up
AutoGuard
5
(Ages 0-80)
5% GMWB with Annual Step-Up
AutoGuard 6(Ages 0-80) 6%
GMWB with Annual Step-Up
May not be selected in combination with an Optional Death Benefit.
For Non-Qualified plans, spousal joint ownership required unless non-natural owner, then spousal joint annuitants required.
Please ensure the Joint Owner section on Page 1 (including the "Relationship to Owner" box) is properly completed.
For Qualified plans, excluding custodial accounts, 100% spousal primary beneficiary designation required. Please ensure the
Primary Beneficiary section on Page 2 (including the "Relationship to Owner" box) is properly completed. For Qualified plan custodial accounts, Annuitant's spouse must be designated as Contingent Annuitant. Please complete the Important Disclosure
Regarding the Contract Enhancement.
Selection of the 2%, 3%, or 4% Contract Enhancement option will prohibit allocation or transfer of any premium to the 3-, 5-, or 7-
Year Fixed Account Options during the Recapture period of that selected option. (Not applicable to Advisors II.)
May not be selected in combination with the 3% or 4% Contract Enhancement.
If electing a Guaranteed Living Benefit Option, please read the disclosures in the Notice to Applicant section on page 7.
NVDA 123

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LONG-TERM SMART
Premium Allocation
JNL®
JNL/JPMorgan
JNL/PPM America
Tell us how you
% Institutional Alt 20
% International Value
% High Yield Bond
want your
annuity
% Institutional Alt 35
% MidCap Growth
% Mid Cap Value
premiums
% Institutional Alt 50
% U.S. Government &
% Small Cap Value
invested.
Quality Bond
TOTAL
% Institutional Alt 65
% Value Equity
JNL/Lazard
ALLOCATION
% Emerging Markets
JNL/Red Rocks
MUST EQUAL
JNL/AIM
100%.
% Listed Private Equity
% International Growth
% Mid Cap Equity
% Large Cap Growth
JNL/M&G
JNL/Select
% Global Real Estate
% Global Basics
% Balanced
Total number
% Small Cap Growth
% Global Leaders
of allocation
% Money Market
selections may
JNL/Mellon Capital Management
% Value
not exceed 18.
JNL/American Funds®
% JNL 5
Blue Chip Income
JNL/T. Rowe Price
%
% 25
and Growth
% Established Growth
% Select Small-Cap
% Global Bond
% Mid-Cap Growth
% JNL Optimized 5
Global Small
% Short-Term Bond
%
Capitalization
% VIP
% Value
% Growth-Income
% Dow Dividend
% European 30
JNL/S&P Strategic
% International
% S&P 4
% Nasdaq 25
% New World
% NYSE International 25
% Competitive Advantage
JNL/Capital Guardian
% Pacific Rim 30
% Dividend Income &
Growth
% Global Balanced
% S&P
24
Global Diversified
% Intrinsic Value
%
% S&P SMid 60
Research
% Total Yield
% Value Line
30
% U.S. Growth Equity
JNL/S&P Managed
% S&P 500 Index
% Conservative
JNL/Credit Suisse
% S&P 400 MidCap Index
% Commodity Securities
% Moderate
% Small Cap Index
% Long/Short
% Moderate Growth
% International Index
% Growth
% Bond Index
JNL/Eagle
% Aggressive Growth
% Index 5
% Core Equity
JNL/S&P Disciplined
% SmallCap Equity
% 10 x 10
% Moderate
% Communications Sector
JNL/Franklin Templeton
% Moderate Growth
% Consumer Brands Sector
% Founding Strategy
% Growth
% Financial Sector
% Global Growth
Fixed Account Options *
% Healthcare Sector
% Income
* (Not available on Advisors II)
% Oil & Gas Sector
International Small
%
% 1-Year
% Technology Sector
Cap Growth
% Global Alpha
% 3-Year
For Advisors II
% Mutual Shares
ONLY: It is
JNL/Oppenheimer
% 5-Year
% Small Cap Value
required for
% Global Growth
% 7-Year
Good Order
JNL/Goldman Sachs
that you
JNL/PAM
Fixed Account Option **
provide
% Core Plus Bond
% Asia ex-Japan
Directed
(Advisors II ONLY)
% Emerging Markets Debt
Transfer form
% China-India
% Mid Cap Value
**If selecting the Fixed Account
(NV4490) if
selecting the
JNL/PIMCO
Option, automatic transfer of funds
Fixed Account
over a 6-month period is required.
JNL/Ivy
% Real Return
Option.
% Asset Strategy
% Total Return Bond
% Fixed Account Option
NVDA 123

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LONG-TERM SMART
Systematic Investment (periodic premium reallocation programs)
Automatic Rebalancing. The 3, 5 and 7-Year Fixed
DCA+ (Special Dollar Cost Averaging)
For all
Contracts
Account Options are not available for Automatic
This request is to establish the Special Dollar Cost
except
Rebalancing.
Averaging option.
Advisors II:
Frequency:
Only the
If DCA+ is selected, you must allocate Source
Investment
Monthly
Quarterly
Semiannually
Annually
Option and Designated Option(s) using the Special
Division(s)
Start Date (mm/dd/yyyy) ___________________________
Dollar Cost Averaging (DCA+ ) Supplemental
selected in the
Application (NV3647). Must be completed for
Premium
Note: If no date is selected, the program will
"Good Order."
Allocation
begin one month/quarter/half year/year (depending
section and the
DCA+ provides an automatic monthly transfer to the
1-Year Fixed
on the frequency you selected) from the date
selected Investment Division(s) so the entire amount
Account
Jackson of NY applies the first premium payment. If
invested in this program, plus earnings, will be
Option (if
no frequency is selected, the frequency will be annual.
transferred by the end of the DCA+ term selected. If
selected) will
No transfers will be made on days 29, 30 or 31,
selected, the total number of elections in the Premium
participate in
unless set up on annual frequency.
Allocation section may not exceed 17.
the
rebalancing
program.
DCA (Dollar Cost Averaging)
This request is to establish the Dollar Cost Averaging option.
If DCA is selected, you must attach the Systematic Investment Form (NV2375). Must be completed for "Good
Order."
For Advisors II: DCA+ is not available. Only the Investment Division(s) selected in the Premium Allocation section will participate in the rebalancing program. The Fixed Account Option is not available for Automatic Rebalancing.
Capital Protection Program(Not available on Advisors II)
Yes - Please complete Supplemental Application NV4674. Must be completed for "Good Order." No -
Please complete the Premium Allocation section on Page 5.
Electronic Delivery Authorization
I agree to receive documents electronically:
This consent will continue unless and until revoked and will cover delivery to you in the form of a compact disc, by email or by notice to you of a document's availability on a website.
Check the
ALL DOCUMENTS
boxes next to
the types of
Quarterly statements
Prospectuses and prospectus supplements
documents you
Periodic and immediate confirmation statements
Proxy and other voting materials
wish to receive
electronically.
Annual and Semi-Annual reports
Other documents from Jackson of NY
If an email
address is
I
(We) do
do not
have ready access to computer hardware and software that meet the requirements provided, but
listed below. My email address is:_________________________________________. I (We) will notify the company of no document
any new email address.
type is
selected, the
The computer hardware and software requirements that are necessary to receive, process and retain electronic selection will
communications that are subject to this consent are as follows: To view and download material electronically, you default to "All
must have a computer with Internet access, an active email account, Adobe Acrobat Reader and/or a CD-ROM
Documents."
drive. If you don't already have Adobe Acrobat Reader, you can download it free from www.adobe.com.
There is no charge for electronic delivery, although you may incur the costs of Internet access and of such computer and related hardware and software as may be necessary for you to receive, process and retain electronic documents and communications from Jackson of NY. Please make certain you have given Jackson of NY a current email address. Also let Jackson of NY know if that email address changes. We may need to notify you of a document's availability through email. You may request paper copies, whether or not you consent or revoke your consent for electronic delivery, at any time and for no charge. Please contact the appropriate Jackson of NY Service Center or go to www.jackson.com to update your email address, revoke your consent to electronic delivery, or request paper copies. Even if you have given us consent, we are not required to make electronic delivery and we have the right to deliver any document or communication in paper form. This consent will need to be supplemented by specific electronic consent upon receipt of any of these means of electronic delivery or notice of availability.
NVDA 123

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LONG-TERM SMART
Authorized Callers
If you want to
First Name
Middle Name
Last Name
authorize an
individual
other than
your
Social Security/Tax I.D. Number
Date of Birth (mm/dd/yyyy)
Producer/Rep
to receive
/
/
Contract
First Name
Middle Name
Last Name
information via
telephone,
please list that
individual's
Social Security/Tax I.D. Number
Date of Birth (mm/dd/yyyy)
information
here.
/
/
Notice to Applicant
Please note the following applies to all Guaranteed Living Benefit Options.
A Guaranteed Minimum Withdrawal Benefit (GMWB) may not be appropriate for the Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity Contract. These endorsements may also have limited usefulness in connection with tax-qualified contracts in relation to required minimum distributions imposed by the IRS. Some withdrawals necessary to satisfy required minimum distributions may prematurely deteriorate the benefits provided by a GMWB. When purchasing a tax-qualified contract, special consideration should be given to whether or not the purchase of a GMWB is appropriate for the Owner's situation, including consideration of required minimum distributions. Please consult a tax advisor on this and other matters regarding the selection of income options.
If you make subsequent premium payments, the Guaranteed Withdrawal Balance will increase by the amount of the payments. We will allocate subsequent premium payments in the same way as your Contract's first premium payment unless you tell us otherwise.
Subject to the benefit terms, conditions, and limitations, the elected GMWB guarantees that a certain amount may be withdrawn annually, regardless of market performance and even if the Contract Value is zero, until the GMWB is terminated. Excess withdrawals may result in a significant reduction in your Guaranteed Annual Withdrawal Amount
(GAWA) and Guaranteed Withdrawal Balance (GWB.)
You may not be able to change the Owner, Joint Owner, Annuitants, or spousal Primary Beneficiary, depending on which GMWB you have selected.
Please note that while Jackson of NY does not currently increase the GMWB charge upon election of an Owner
Initiated Step-up, we retain the right to do so in the future.
NVDA 123

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LONG-TERM SMART
Client Acknowledgements
1. I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained in this application are true, complete and correctly recorded.
2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct. 3. I (We)
understand that annuity benefits, death benefit values and withdrawal values, if any, when based on the investment experience of an Investment Division in the separate account of Jackson of NY are variable and may be increased or decreased, and the dollar amounts are not guaranteed.
4. I (We) have been given a current prospectus for this variable annuity and for each available Investment Division.
5. The Contract I (we) have applied for is suitable for my (our) insurance objective, financial situation and needs. 6. I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my Contract Value. 7. I (We)
understand that allocations to the Fixed Account Option(s) are subject to an adjustment if withdrawn or transferred prior to the end of the applicable period, which may reduce amounts withdrawn or transferred. (Not applicable to
Perspective Advisors II.)
8. I (We) understand that the Company may restrict the availability of one or more of the Fixed Account Options, and/or reserves the right not to accept additional Premium allocations and transfers into the Fixed Account at any time on a nondiscriminatory basis. (Not applicable to Perspective Advisors II.)
9. If I (we) have elected a Contract Enhancement Option, I (we) hereby acknowledge receipt of the "Important
 Disclosure Regarding the Contract Enhancement."
10. If I (we) have elected the Special Dollar Cost Averaging (DCA+ ) Option, I (we) hereby acknowledge receipt of the "Special Dollar Cost Averaging (DCA+ ) Supplemental Application." (Not applicable to Perspective
 Advisors II.)
11. If I (we) have elected the Capital Protection Program, I (we) hereby acknowledge receipt of the " Capital
Protection Program Supplemental Application." (Not applicable to Perspective Advisors II.) 12. I (We) certify that the age(s) of the Owner and any Joint Owner, primary spousal Beneficiary, Annuitant, Joint Annuitant, or Contingent
Annuitant, if applicable, stated in this application is (are) true and correctly recorded.
13. Pursuant to Section 3 of the federal Defense of Marriage Act ("DOMA"), same-sex marriages currently are not recognized for purposes of federal law. Therefore, the favorable income-deferral options afforded by federal tax law to an opposite-sex spouse under Internal Revenue Code sections 72(s) and 401(a)(9) are currently NOT available to a same-sex spouse. Same-sex spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax advisor. To the extent that an annuity contract or certificate accords to spouses other rights or benefits that are not affected by DOMA, same-sex spouses remain entitled to such rights or benefits to the same extent as any annuity holder's spouse.
It is required
Owner's Signature
Date Signed (mm/dd/yyyy) State where signed
for Good Order
/
/
that all
applicable
parties to the
Owner's Title (required if owned by an Entity)
Contract sign
here.
Joint Owner's Signature
Date Signed(mm/dd/yyyy) State where signed
/
/
Annuitant's Signature (if other than Owner)
Date Signed (mm/dd/yyyy) State where signed
/
/
Joint Annuitant's Signature (if other than Joint Owner)
Date Signed(mm/dd/yyyy) State where signed
/
/
NVDA 123

NV3573 05/10

LONG-TERM SMART
Producer/Representative Acknowledgements
By signing this form, I certify that:
1. I am authorized and qualified to discuss the Contract herein applied for.
2. I have fully explained the Contract to the client, including Contract benefits, restrictions and charges and I believe this transaction is suitable given the client's financial situation and needs.
3. The applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate to the best of my knowledge and belief.
4. I have complied with requirements for disclosures and/or replacements as necessary.
Jackson of NY Prod./Rep. No.
Producer/Representative Signature
Date Signed (mm/dd/yyyy)
/
/
First Name
Middle Name
Last Name
Broker/Dealer Name
Program Options
Program
A B
C
D E
Options Note:
Contact your
home office
Address
(number and street)
City
State ZIP Code
for program
information. If
no option is
indicated, the
Email Address
Business Telephone No. (including area code)
Percentage
designated
(
)
%
default will be
used.
It is required
If more than one Producer/Representative is participating in a Program Option on this case, please provide all for Good
Producer/Representative names, Jackson of NY Producer/Representative numbers and percentages for each (totaling
Order that all
100%).
Producer/Rep
numbers be
Producer/Representative Name
Jackson of NY Producer/Representative No.
Percentage
supplied.
%
Producer/Representative Name
Jackson of NY Producer/Representative No.
Percentage
%
Not FDIC/NCUA Insured Not Bank/CU guaranteed May lose value
Not a deposit Not insured by any federal agency
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NV3573 05/10